SUPPLEMENT TO THE
SPARTAN(registered trademark) INDEX FUNDS
APRIL 18, 1998 PROSPECTUS

The following information supplements information found under the heading "BT and Its Affiliates" in the "The Funds in Detail" section beginning on page 12.

On March 11, 1999, BT announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, BT pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, BT agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty plea did not arise out of the investment advisory or mutual fund management activities of BT or its affiliates.

As a result of the plea, absent an order from the SEC, BT would not be able to continue to provide investment advisory services to the funds. The SEC has granted a temporary order to permit BT and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.